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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 30, 2004


                              ACE SECURITIES CORP.

            (as depositor under the Pooling and Servicing Agreement,
            dated as of August 1, 2004, providing for the issuance of
          ACE Securities Corp. Home Equity Loan Trust, Series 2004-FM2,
                     Asset-Backed Pass-Through Certificates)


                              ACE Securities Corp.
                              --------------------

             (Exact name of registrant as specified in its charter)
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          Delaware                 333-110039                 56-2088493
----------------------------    ----------------        -----------------------
(State or Other Jurisdiction    (Commission File         (I.R.S. Employer
     of Incorporation)               Number)           Identification Number)

6525  Morrison  Blvd.,  Suite 318,  Charlotte,
North Carolina                                              28211
----------------------------    ----------------        -----------------------
   (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code: 704-365-0569

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

                  On August 30, 2004, a series of certificates, entitled ACE Securities Corp. Home Equity Loan Trust, Series 2004-FM2, Asset-Backed Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of August 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among ACE Securities Corp. as depositor (the "Depositor"), Litton Loan Servicing LP as servicer (the "Servicer"), Wells Fargo Bank, N.A. as master servicer and securities administrator (the "Master Servicer and Securities Administrator") and HSBC Bank USA, National Association as trustee (the "Trustee"). The Certificates consist of seventeen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1A Certificates", "Class A-1B Certificates", "Class A-2A Certificates", "Class A-2B Certificates", "Class A-2C Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates" "Class M-5 Certificates", "Class M-6 Certificates", "Class B-1 Certificates", "Class B-2 Certificates", "Class B-3 Certificates", Class CE Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $1,024,164,519 as of August 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated August 30, 2004, between DB Structured Products, Inc. as seller and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class A-1A Certificates, A-1B Certificates, the Class A-2A Certificates, the Class A-2B Certificates, the Class A-2C Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates and the Class M-6 Certificates were sold by Depositor pursuant to the Amended and Restated Underwriting Agreement, dated June 24, 1999, as amended and restated to and including July 8, 2002, between the Depositor and Deutsche Bank Securities Inc., and the Terms Agreement, dated August 30, 2004 (collectively, the "Underwriting Agreement").
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         The Certificates have the following initial Certificate Balances and
Pass-Through Rates:

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                                INITIAL CERTIFICATE      PASS-THROUGH
           CLASS               PRINCIPAL BALANCE(1)          RATE
 -------------------------------------------------------------------------------
            A-1A                   $321,661,000            Variable
            A-1B                    321,661,000            Variable
            A-2A                   $115,627,000            Variable
            A-2B                    $37,106,000            Variable
            A-2C                    $33,519,000            Variable
            M-1                     $63,498,000            Variable
            M-2                     $51,208,000            Variable
            M-3                     $15,362,000            Variable
            M-4                     $12,802,000            Variable
            M-5                     $10,242,000            Variable
            M-6                     $10,242,000            Variable

 ===============================================================================

(1) Approximate.

                  The Certificates, other than the Class B-1, Class B-2, Class B-3, Class CE, Class P and Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated August 24, 2004 (the "Prospectus Supplement"), and the Prospectus, dated November 5, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-1, Class B-2, Class B-3, Class CE, Class P and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.



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Item 9.01     Financial Statements and Exhibits

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits


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 Exhibit No.           Description
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       4.1     Pooling and Servicing Agreement, dated as of September 1, 2004, by and among ACE Securities Corp., as Depositor, Litton Loan Servicing LP as Servicer, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator and HSBC Bank USA, National Association as Trustee relating to the Series 2004-FM2 Certificates.
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 6, 2004


                              ACE SECURITIES CORP.


                              By: /s/ Douglas K. Johnson
                                 ------------------------------------
                              Name:   Douglas K. Johnson
                              Title:  President

                              By:  /s/ Evelyn Echevarria
                                 ------------------------------------
                              Name:    Evelyn Echevarria
                              Title:   Vice President


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

                                Index to Exhibits

                                                                                               Sequentially
     Exhibit No.                                Description                                   Numbered Page
     -----------                                -----------                                   -------------

         4.1           Pooling and  Servicing  Agreement,  dated as of  September  1,               7
                       2004, by and among ACE Securities Corp., as Depositor,  Litton
                       Loan  Servicing  LP as  Servicer,  Wells Fargo  Bank,  N.A. as
                       Master  Servicer and  Securities  Administrator  and HSBC Bank
                       USA,  National  Association as Trustee  relating to the Series
                       2004-FM2 Certificates.












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                                   EXHIBIT 4.1